CONTRACT SCHEDULE

OWNER: [John Doe]                      CONTRACT NUMBER:  [??687456]

JOINT OWNER:  [Jane Doe]               ISSUE DATE:         [04/15/07]

ANNUITANT:  [John Doe]                 INCOME DATE:  [04/15/17]

PURCHASE PAYMENTS:

   INITIAL PURCHASE PAYMENT:        [$10,000 without the Lifetime Plus Benefit]
                                    [$25,000 with the Lifetime Plus Benefit]
   MINIMUM ADDITIONAL
            PURCHASE PAYMENT:       [$250 or $100 if you have selected Automatic
                                      Investment Plan]
   MAXIMUM TOTAL
            PURCHASE PAYMENTS:      [$1 million; higher amounts may be accepted
                                     with our approval]
   ALLOCATION GUIDELINES:

            [1. Currently, you can select up to [15] of the Investment Options.
             2. Allocations must be made in whole percentages.]

INVESTMENT OPTIONS:
         VARIABLE ACCOUNT:   [Allianz Life Variable Account B]
Shown below are the Investment Options. If you selected the Lifetime Plus Benefit, Groups A, B and C are subject to certain restrictions on allocations, as described in the Asset Allocation Rider. If you did not select the Lifetime Plus Benefit, there are no restrictions on your allocations to Groups A, B and C.
--------------------------------------------------------------------------------
[GROUP A INVESTMENT OPTIONS
--------------------------------------------------------------------------------
FRANKLIN GLOBAL COMMUNICATIONS SECURITIES
--------------------------------------------------------------------------------
AZL OPPENHEIMER EMERGING GROWTH
--------------------------------------------------------------------------------
AZL COLUMBIA TECHNOLOGY
--------------------------------------------------------------------------------
PIMCO VIT COMMODITY REALRETURN STRATEGY
--------------------------------------------------------------------------------
AZL OCC RENAISSANCE
--------------------------------------------------------------------------------
AZL OCC VALUE]
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[GROUP B INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL AIM BASIC VALUE
--------------------------------------------------------------------------------
AZL AIM INTERNATIONAL EQUITY
--------------------------------------------------------------------------------
DAVIS VA FINANCIAL
--------------------------------------------------------------------------------
DREYFUS IP SMALL CAP STOCK INDEX
--------------------------------------------------------------------------------
AZL DREYFUS FOUNDERS EQUITY GROWTH
--------------------------------------------------------------------------------
AZL DREYFUS PREMIER SMALL CAP VALUE
--------------------------------------------------------------------------------
AZL FIRST TRUST TARGET DOUBLEPLAY
--------------------------------------------------------------------------------
FRANKLIN GROWTH AND INCOME SECURITIES
--------------------------------------------------------------------------------
TEMPLETON FOREIGN SECURITIES
--------------------------------------------------------------------------------
TEMPLETON GROWTH SECURITIES
--------------------------------------------------------------------------------
AZL JENNISON GROWTH
--------------------------------------------------------------------------------
AZL LEGG MASON GROWTH
--------------------------------------------------------------------------------
AZL LEGG MASON VALUE
--------------------------------------------------------------------------------
AZL NEUBERGER BERMAN REGENCY
--------------------------------------------------------------------------------
OPCAP MID CAP
--------------------------------------------------------------------------------
AZL OPPENHEIMER GLOBAL
--------------------------------------------------------------------------------
AZL OPPENHEIMER INTERNATIONAL GROWTH
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AZL PIMCO FUNDAMENTAL INDEXPLUS TOTAL RETURN
--------------------------------------------------------------------------------
AZL SALOMON BROTHERS SMALL CAP GROWTH
--------------------------------------------------------------------------------
AZL TARGETPLUS EQUITY
--------------------------------------------------------------------------------
AZL FUSION GROWTH
--------------------------------------------------------------------------------
AZL FUSION MODERATE
--------------------------------------------------------------------------------
AZL VAN KAMPEN AGGRESSIVE GROWTH
--------------------------------------------------------------------------------

S40745                                   3

--------------------------------------------------------------------------------
AZL VAN KAMPEN COMSTOCK
--------------------------------------------------------------------------------
AZL VAN KAMPEN GLOBAL REAL ESTATE
--------------------------------------------------------------------------------
AZL VAN KAMPEN MID CAP GROWTH]
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[GROUP C INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL DAVIS NY VENTURE
--------------------------------------------------------------------------------
DREYFUS STOCK INDEX FUND, INC.
--------------------------------------------------------------------------------
FRANKLIN HIGH INCOME
--------------------------------------------------------------------------------
FRANKLIN INCOME SECURITIES
--------------------------------------------------------------------------------
FRANKLIN LARGE CAP GROWTH SECURITIES
--------------------------------------------------------------------------------
FRANKLIN U.S.GOVERNMENT
--------------------------------------------------------------------------------
FRANKLIN ZERO COUPON - 2010
--------------------------------------------------------------------------------
MUTUAL DISCOVERY SECURITIES
--------------------------------------------------------------------------------
MUTUAL SHARES SECURITIES
--------------------------------------------------------------------------------
AZL FRANKLIN SMALL CAP VALUE
--------------------------------------------------------------------------------
AZL JENNISON 20/20 FOCUS
--------------------------------------------------------------------------------
AZL OPPENHEIMER DEVELOPING MARKETS
--------------------------------------------------------------------------------
AZL OPPENHEIMER MAIN STREET
--------------------------------------------------------------------------------
PIMCO VIT ALL ASSET
--------------------------------------------------------------------------------
PIMCO VIT EMERGING MARKETS BOND
--------------------------------------------------------------------------------
PIMCO VIT GLOBAL BOND
--------------------------------------------------------------------------------
PIMCO VIT HIGH YIELD
--------------------------------------------------------------------------------
PIMCO VIT REAL RETURN
--------------------------------------------------------------------------------
PIMCO VIT TOTAL RETURN
--------------------------------------------------------------------------------
AZL SALOMON BROTHERS LARGE CAP GROWTH
--------------------------------------------------------------------------------
AZL FUSION BALANCED
--------------------------------------------------------------------------------
AZL MONEY MARKET
--------------------------------------------------------------------------------
AZL VAN KAMPEN EMERGING GROWTH
--------------------------------------------------------------------------------
AZL VAN KAMPEN EQUITY AND INCOME
--------------------------------------------------------------------------------
AZL VAN KAMPEN GLOBAL FRANCHISE
--------------------------------------------------------------------------------
AZL VAN KAMPEN GROWTH AND INCOME]
--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK (M&E) CHARGE:
[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [1.40]% of the average daily net assets of the subaccount.

The maximum additional M&E Charge that may apply if you add the Lifetime Plus Benefit to this contract or reset the 5% Annual Increase is [1.50%] if you elect single Lifetime Plus Payments or [1.65%] if you elect joint Lifetime Plus Payments.]

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [1.70]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.40]% for the annuity and an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit.

The maximum additional M&E Charge that may apply if you add Lifetime Plus Benefit to this contract or reset the 5% Annual Increase is [1.50%] if you elect single Lifetime Plus Payments or [1.65%] if you elect joint Lifetime Plus Payments.]

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.10]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.40]% for the annuity and an additional M&E Charge of [0.70]% for single Lifetime Plus Payments under the Lifetime Plus Benefit. The maximum additional M&E Charge that may apply if you reset the 5% Annual Increase under the Lifetime Plus Benefit is [1.50]%. ]

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.40]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.40]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.70]% for single Lifetime Plus Payments under the Lifetime Plus Benefit. The maximum additional M&E Charge that may apply if you reset the 5% Annual Increase under the Lifetime Plus Benefit is [1.50]%.]

S40745                                 3A

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.25]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.40]% for the annuity and an additional M&E Charge of [0.85]% for joint Lifetime Plus Payments under the Lifetime Plus Benefit. The maximum additional M&E Charge that may apply if you reset the 5% Annual Increase under the Lifetime Plus Benefit is [1.65]%. If you were to drop a Covered Person under the Lifetime Plus Benefit and change your Lifetime Plus Payments from joint to single, the maximum additional M&E Charge for single Lifetime Plus Payments that may apply is [1.50]%.]

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.55]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.40]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.85]% for joint Lifetime Plus Payments under the Lifetime Plus Benefit. The maximum additional M&E Charge that may apply if you reset the 5% Annual Increase under the Lifetime Plus Benefit is [1.65]%. If you were to drop a Covered Person under the Lifetime Plus Benefit and change your Lifetime Plus Payments from joint to single, the maximum additional M&E Charge for single Lifetime Plus Payments that may apply is [1.50]%.]

During the Annuity Phase, the Mortality and Expense Risk Charge is equal on an annual basis to [1.40%] of the average daily net assets of the subaccount.

CONTRACT MAINTENANCE CHARGE: The Contract Maintenance Charge is [$50.00] each Contract Year. We deduct the Contract Maintenance Charge from the Contract Value on the last day of each Contract Year while this contract is in force. If the last day of the Contract Year is not a Business Day we deduct the charge on the next Business Day. We deduct the Contract Maintenance Charge from the Investment Options proportionately based on the amount of the Contract Value in each Investment Option relative to the total Contract Value.

During the Accumulation Phase, we will not deduct the Contract Maintenance Charge if your Contract Value on a Contract Anniversary is at least [$100,000]. If you take a total withdrawal on a date other than a Contract Anniversary we will deduct the full Contract Maintenance Charge. In the event you own more than one contract of the same type issued by the Company, we will determine the total Contract Value for all of the contracts. If the Contract Owner is a non-individual, we will look to the Annuitant to determine if we will assess the charge. If the total Contract Value for all of the contracts is at least [$100,000] at the time we are to deduct the charge, we will not assess the Contract Maintenance Charge.

During the Annuity Phase, we will deduct the Contract Maintenance Charge proportionately from each Annuity Payment. If the total Contract Value for all the Owner's contracts is at least [$100,000] on the Income Date, we will not assess the Contract Maintenance Charge.

TRANSFERS:

NUMBER OF FREE TRANSFERS PERMITTED: Currently, there are no limits on the number of transfers that you can make. We reserve the right to change this. You are currently allowed [12] free transfers each Contract Year. This applies to transfers before and after the Income Date.

TRANSFER FEE: We reserve the right to charge a fee of [$25] for each transfer you make in excess of the free transfers permitted. Transfers we make at the end of the Right to Examine period, any transfers made pursuant to a regularly scheduled transfer, or other transfers under programs specifically waiving the Transfer Fee will not be counted in determining the application of the Transfer Fee.

WITHDRAWALS:

WITHDRAWAL CHARGE: During the Accumulation Phase, we assess a Withdrawal Charge against Purchase Payments withdrawn. We calculate the charge the time of each withdrawal. The Withdrawal Charges are as follows:

    WITHDRAWAL CHARGE (as a percentage of each Purchase Payment withdrawn)

Number of Complete Years Since          Charge
Receipt of Purchase Payment
--------------------------------- -------------------
              [0                         8.5%
               1                         8.5%
               2                         7.5%
               3                         6.5%
               4                          5%

S40745                          3B

               6                          3%
        7 years or more                   0%]


FREE WITHDRAWAL PRIVILEGE: Each Contract Year during the Accumulation Phase [before the Benefit Date], you can make multiple withdrawals that when added together do not exceed [12%] of total Purchase Payments, without incurring a Withdrawal Charge. This Free Withdrawal Privilege is non-cumulative.

If you take a full withdrawal we assess a Withdrawal Charge with no reductions for the Free Withdrawal Privilege. [The Free Withdrawal Privilege will no longer be available to you on or after the Benefit Date. The Benefit Date is defined in the Lifetime Plus Benefit Rider.]

MINIMUM PARTIAL WITHDRAWAL: [$500]. [This minimum does not apply to Lifetime Plus Payments.]

MINIMUM CONTRACT VALUE THAT MUST REMAIN IN THE CONTRACT AFTER A PARTIAL
WITHDRAWAL: [$2,000]. [This minimum does not apply to Lifetime Plus Payments.]

[LIFETIME PLUS BENEFIT:

COVERED PERSON(S):  [John and Jane Doe]   RIDER EFFECTIVE DATE:  [04/15/17]

MAXIMUM AGE FOR SELECTING THE LIFETIME PLUS BENEFIT: The older Covered Person must be age [80] or younger as of the Rider Effective Date.

EARLIEST BENEFIT DATE: [15] calendar days after we receive your Authorized Request for Lifetime Plus Payments at the Service Center. The Benefit Date must be the [1st or 15th] of a calendar month.]

MINIMUM LIFETIME PLUS PAYMENT: $[100]

AGES AT WHICH YOU CAN EXERCISE THE LIFETIME PLUS BENEFIT: All Covered Persons must be at least age [50] and no Covered Person can be over age [90] on the Benefit Date.

                  ANNUAL LIFETIME PLUS PAYMENT TABLE:

             AGE BAND OF THE COVERED PERSON,
              OR YOUNGER COVERED PERSON FOR      ANNUAL LIFETIME PLUS
              JOINT LIFETIME PLUS PAYMENTS        PAYMENT PERCENTAGE
                    -----------------------           ----------
                        [50 to 59                         4%
                        60 to 69                          5%
                        70 to 79                          6%
                        80 or older                       7%]

         We calculate the initial Lifetime Plus Payment as a percentage of the benefit base. We calculate future years' Lifetime Plus Payments as a percentage of Contract Value. The percentage of the annual Lifetime Plus Payment will not change for an age band after the Rider Effective Date.]

RIDERS:
         [Lifetime Plus Benefit Rider]
         [Asset Allocation Rider]
         [Quarterly Value Death Benefit Rider]
         [Waiver of Withdrawal Charge Rider
         [Individual Retirement Annuity Endorsement]
         [Roth Individual Retirement Annuity Endorsement]
         [Inherited IRA/Roth IRA Endorsement]
         [403 (b) Endorsement]
         [Unisex Endorsement]
         [Pension Plan and Profit Sharing Plan Endorsement]

SERVICE CENTER:            [ALLIANZ] SERVICE CENTER
                           [P.O. Box 1122
                           Southeastern, PA 19398-1122
                           800-624-0197]


S40745                          3C

ANNUITY PAYMENT TABLES

Table A below shows the guaranteed amount of Annuity Payment for each $1,000 of value applied under a fixed Annuity Option. Table A is based on an interest rate of 2 1/2% per year and the 1983(a) Individual Mortality Table with mortality improvement projected 30 years using Mortality Projection Scale G.

Table B below shows the amount of the first monthly variable Annuity Payment, based on an Assumed Investment Rate of 5%, for each $1,000 of value applied under a variable Annuity Option.

The amount of such Annuity Payments under Annuity Options 1, 2 and 5 will depend on the sex and Age of the Annuitant on the Income Date. The amount of such Annuity Payments under Option 3 and 4 will depend on the sex and the Age of the Annuitant and Joint Annuitant on the Income Date. Any amounts not shown for Ages, guaranteed periods or other Annuity Options will be provided upon request.

-----------------------------------------------------------------------------------------------------------------------------
                      TABLE A - GUARANTEED MONTHLY ANNUITY PAYMENTS PER $1,000 OF VALUE
-----------------------------------------------------------------------------------------------------------------------------

                                                   FIXED ANNUITY OPTIONS
-----------------------------------------------------------------------------------------------------------------------------
 AGE OF ANNUITANT       OPTION 1                   OPTION 2                  OPTION 3         OPTION 4         OPTION 5
ON THE INCOME DATE
                                      -------------------------------    ---------------     -----------
-----------------------------------------------------------------------------------------------------------------------------
                                         GUARANTEED        GUARANTEED    100% JOINT AND      GUARANTEED
                                          PERIOD OF        PERIOD OF     LAST SURVIVOR       PERIOD OF
                                          10 YEARS          20 YEARS                          10 YEARS
                   ----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                     MALE    FEMALE    MALE    FEMALE    MALE   FEMALE    MALE & FEMALE    MALE & FEMALE    MALE    FEMALE
                                                                             SAME AGE         SAME AGE
-----------------------------------------------------------------------------------------------------------------------------
        30           2.85     2.72     2.84     2.72     2.84    2.71          2.61             2.61        2.81     2.70
-----------------------------------------------------------------------------------------------------------------------------
        40           3.17     2.97     3.16     2.97     3.14    2.96          2.82             2.82        3.10     2.94
-----------------------------------------------------------------------------------------------------------------------------
        50           3.67     3.38     3.65     3.37     3.58    3.34          3.14             3.14        3.51     3.29
-----------------------------------------------------------------------------------------------------------------------------
        60           4.50     4.03     4.43     4.01     4.18    3.90          3.67             3.67        4.13     3.84
-----------------------------------------------------------------------------------------------------------------------------
        70           6.03     5.23     5.70     5.10     4.83    4.62          4.59             4.58        5.11     4.72
-----------------------------------------------------------------------------------------------------------------------------
        80           8.92     7.68     7.43     6.88     5.21    5.16          6.40             6.21        6.66     6.18
-----------------------------------------------------------------------------------------------------------------------------
        90          14.75     13.12    8.94     8.74     5.27    5.27         10.23             8.42        9.39     8.81
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                        TABLE B - GUARANTEED INITIAL MONTHLY ANNUITY PAYMENT PER $1,000 OF PROCEEDS
-----------------------------------------------------------------------------------------------------------------------------

                                VARIABLE ANNUITY OPTION BASED ON 5% ASSUMED INVESTMENT RATE
-----------------------------------------------------------------------------------------------------------------------------
 AGE OF ANNUITANT       OPTION 1                   OPTION 2                  OPTION 3         OPTION 4         OPTION 5
ON THE INCOME DATE                    -------------------------------    ---------------    -----------

-----------------------------------------------------------------------------------------------------------------------------
                                         GUARANTEED        GUARANTEED     100% JOINT AND     GUARANTEED
                                          PERIOD OF        PERIOD OF      LAST SURVIVOR      PERIOD OF
                                          10 YEARS          20 YEARS                          10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
                     MALE    FEMALE    MALE    FEMALE    MALE   FEMALE    MALE & FEMALE    MALE & FEMALE    MALE    FEMALE
                                                                             SAME AGE         SAME AGE
-----------------------------------------------------------------------------------------------------------------------------
        30           4.46     4.36     4.46     4.35     4.45    4.35          4.27             4.27        4.44     4.35
-----------------------------------------------------------------------------------------------------------------------------
        40           4.72     4.55     4.71     4.55     4.68    4.53          4.41             4.41        4.68     4.53
-----------------------------------------------------------------------------------------------------------------------------
        50           5.18     4.89     5.14     4.87     5.04    4.83          4.65             4.65        5.06     4.83
-----------------------------------------------------------------------------------------------------------------------------
        60           5.96     5.49     5.86     5.45     5.56    5.31          5.10             5.10        5.70     5.36
-----------------------------------------------------------------------------------------------------------------------------
        70           7.49     6.65     7.07     6.47     6.13    5.94          5.96             5.94        6.77     6.27
-----------------------------------------------------------------------------------------------------------------------------
        80          10.42     9.12     8.68     8.16     6.46    6.41          7.72             7.50        8.54     7.94
-----------------------------------------------------------------------------------------------------------------------------
        90          16.30     14.63    10.08    9.89     6.51    6.51         11.54             9.58        11.63    10.92
-----------------------------------------------------------------------------------------------------------------------------



S40745                                  3

********************************************************************************
                           CONTRACT SCHEDULE ADDENDUM

OWNER:              [John Doe]                CONTRACT NUMBER:  [??687456]

JOINT OWNER:        [Jane Doe]                ISSUE DATE:       [01/15/06]

ANNUITANT:          [John Doe]                INCOME DATE:      [04/15/13]

MINIMUM INITIAL
CONTRACT VALUE:     [$25,000]

INVESTMENT OPTIONS:

Shown below are the Investment Options. Groups A, B and C are subject to certain restrictions as described in the Asset Allocation Rider.

--------------------------------------------------------------------------------
[GROUP A INVESTMENT OPTIONS
--------------------------------------------------------------------------------
FRANKLIN GLOBAL COMMUNICATIONS SECURITIES
--------------------------------------------------------------------------------
AZL OPPENHEIMER EMERGING GROWTH
--------------------------------------------------------------------------------
AZL COLUMBIA TECHNOLOGY
--------------------------------------------------------------------------------
PIMCO VIT COMMODITY REALRETURN STRATEGY
--------------------------------------------------------------------------------
AZL OCC RENAISSANCE
--------------------------------------------------------------------------------
AZL OCC VALUE]
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[GROUP B INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL AIM BASIC VALUE
--------------------------------------------------------------------------------
AZL AIM INTERNATIONAL EQUITY
--------------------------------------------------------------------------------
DAVIS VA FINANCIAL
--------------------------------------------------------------------------------
DREYFUS IP SMALL CAP STOCK INDEX
--------------------------------------------------------------------------------
AZL DREYFUS FOUNDERS EQUITY GROWTH
--------------------------------------------------------------------------------
AZL DREYFUS PREMIER SMALL CAP VALUE
--------------------------------------------------------------------------------
AZL FIRST TRUST TARGET DOUBLEPLAY
--------------------------------------------------------------------------------
FRANKLIN GROWTH AND INCOME SECURITIES
--------------------------------------------------------------------------------
TEMPLETON FOREIGN SECURITIES
--------------------------------------------------------------------------------
TEMPLETON GROWTH SECURITIES
--------------------------------------------------------------------------------
AZL JENNISON GROWTH
--------------------------------------------------------------------------------
AZL LEGG MASON GROWTH
--------------------------------------------------------------------------------
AZL LEGG MASON VALUE
--------------------------------------------------------------------------------
AZL NEUBERGER BERMAN REGENCY
--------------------------------------------------------------------------------
OPCAP MID CAP
--------------------------------------------------------------------------------
AZL OPPENHEIMER GLOBAL
--------------------------------------------------------------------------------
AZL OPPENHEIMER INTERNATIONAL GROWTH
--------------------------------------------------------------------------------
AZL PIMCO FUNDAMENTAL INDEXPLUS TOTAL RETURN
--------------------------------------------------------------------------------
AZL SALOMON BROTHERS SMALL CAP GROWTH
--------------------------------------------------------------------------------
AZL TARGETPLUS EQUITY
--------------------------------------------------------------------------------
AZL FUSION GROWTH
--------------------------------------------------------------------------------
AZL FUSION MODERATE
--------------------------------------------------------------------------------
AZL VAN KAMPEN AGGRESSIVE GROWTH
--------------------------------------------------------------------------------
AZL VAN KAMPEN COMSTOCK
--------------------------------------------------------------------------------
AZL VAN KAMPEN GLOBAL REAL ESTATE
--------------------------------------------------------------------------------
AZL VAN KAMPEN MID CAP GROWTH]
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[GROUP C INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL DAVIS NY VENTURE
--------------------------------------------------------------------------------
DREYFUS STOCK INDEX FUND, INC.
--------------------------------------------------------------------------------
FRANKLIN HIGH INCOME
--------------------------------------------------------------------------------

S40744

--------------------------------------------------------------------------------
FRANKLIN INCOME SECURITIES
--------------------------------------------------------------------------------
FRANKLIN LARGE CAP GROWTH SECURITIES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FRANKLIN U.S.GOVERNMENT
--------------------------------------------------------------------------------
FRANKLIN ZERO COUPON - 2010
--------------------------------------------------------------------------------
MUTUAL DISCOVERY SECURITIES
--------------------------------------------------------------------------------
MUTUAL SHARES SECURITIES
--------------------------------------------------------------------------------
AZL FRANKLIN SMALL CAP VALUE
--------------------------------------------------------------------------------
AZL JENNISON 20/20 FOCUS
--------------------------------------------------------------------------------
AZL OPPENHEIMER DEVELOPING MARKETS
--------------------------------------------------------------------------------
AZL OPPENHEIMER MAIN STREET
--------------------------------------------------------------------------------
PIMCO VIT ALL ASSET
--------------------------------------------------------------------------------
PIMCO VIT EMERGING MARKETS BOND
--------------------------------------------------------------------------------
PIMCO VIT GLOBAL BOND
--------------------------------------------------------------------------------
PIMCO VIT HIGH YIELD
--------------------------------------------------------------------------------
PIMCO VIT REAL RETURN
--------------------------------------------------------------------------------
PIMCO VIT TOTAL RETURN
--------------------------------------------------------------------------------
AZL SALOMON BROTHERS LARGE CAP GROWTH
--------------------------------------------------------------------------------
AZL FUSION BALANCED
--------------------------------------------------------------------------------
AZL MONEY MARKET
--------------------------------------------------------------------------------
AZL VAN KAMPEN EMERGING GROWTH
--------------------------------------------------------------------------------
AZL VAN KAMPEN EQUITY AND INCOME
--------------------------------------------------------------------------------
AZL VAN KAMPEN GLOBAL FRANCHISE
--------------------------------------------------------------------------------
AZL VAN KAMPEN GROWTH AND INCOME]
--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK [M&E) CHARGE:
[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.10]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.40]% for the annuity and an additional M&E Charge of [0.70]% for single Lifetime Plus Payments under the Lifetime Plus Benefit. The maximum additional M&E Charge that may apply if you reset the 5% Annual Increase under the Lifetime Plus Benefit is [1.50]%]

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.40]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.40]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.70]% for single Lifetime Plus Payments under the Lifetime Plus Benefit. The maximum additional M&E Charge that may apply if you reset the 5% Annual Increase under the Lifetime Plus Benefit is [1.50]%]

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.25]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.40]% for the annuity and an additional M&E Charge of [0.85]% for joint Lifetime Plus Payments under the Lifetime Plus Benefit. The maximum additional M&E Charge that may apply if you reset the 5% Annual Increase under the Lifetime Plus Benefit is [1.65]%. If you were to drop a Covered Person under the Lifetime Plus Benefit and change your Lifetime Plus Payments from joint to single, the maximum additional M&E Charge for single Lifetime Plus Payments that may apply is [1.50]%.]

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.55]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.40]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.85]% for joint Lifetime Plus Payments under the Lifetime Plus Benefit. The maximum additional M&E Charge that may apply if you reset the 5% Annual Increase under the Lifetime Plus Benefit is [1.65]%. If you were to drop a Covered Person under the Lifetime Plus Benefit and change your Lifetime Plus Payments from joint to single, the maximum additional M&E Charge for single Lifetime Plus Payments that may apply is [1.50]%.]

During the Annuity Phase, the Mortality and Expense Risk Charge is equal on an annual basis to [1.40%] of the average daily net assets of the subaccount.

S40744

LIFETIME PLUS BENEFIT:

COVERED PERSON(S):  [John and Jane Doe]     RIDER EFFECTIVE DATE:  [04/15/17]

MAXIMUM AGE FOR SELECTING THE LIFETIME PLUS BENEFIT: The older Covered Person must be age [80] or younger as of the Rider Effective Date.

EARLIEST BENEFIT DATE: [15] calendar days after we receive your Authorized Request for Lifetime Plus Payments at the Service Center. The Benefit Date must be the [1st or 15th] of a calendar month.

MINIMUM LIFETIME PLUS PAYMENT: [$100]

AGES AT WHICH YOU CAN EXERCISE THE LIFETIME PLUS BENEFIT: All Covered Persons must be at least age [50] and no Covered Person can be over age [90] on the Benefit Date.

                       ANNUAL LIFETIME PLUS PAYMENT TABLE:

                 AGE BAND OF THE COVERED PERSON,
                  OR YOUNGER COVERED PERSON FOR     ANNUAL LIFETIME PLUS
                  JOINT LIFETIME PLUS PAYMENTS        PAYMENT PERCENTAGE
                        -----------------------          ----------
                            [50 to 59                         4%
                            60 to 69                          5%
                            70 to 79                          6%
                           80 or older                       7%]

         We calculate the initial Lifetime Plus Payment as a percentage of the benefit base. We calculate future year's Lifetime Plus Payments as a percentage of Contract Value. The percentage of the annual Lifetime Plus Payment will not change for an age band after the Rider Effective Date.

RIDERS:

[Lifetime Plus Benefit Rider]
[Asset Allocation Rider]

SERVICE CENTER:

         [ALLIANZ] SERVICE CENTER
         [PO Box 1122
         Southeastern, PA 19398-1122
         800-624-0197]


S40744

********************************************************************************

                        CONTRACT SCHEDULE ADDENDUM

OWNER:           [John Doe]         CONTRACT NUMBER:     [??687456]

JOINT OWNER:     [Jane Doe]         ISSUE DATE:          [01/15/06]

ANNUITANT:       [John Doe]         INCOME DATE:         [04/15/13]

COVERED PERSON:[John Doe]           RESET ANNIVERSARY:   [04/15/17]

MORTALITY AND EXPENSE RISK (M&E) CHARGE: During the Accumulation Phase, the additional M&E Charge for single Lifetime Plus Payments under the Lifetime Plus Benefit is equal on an annual basis to [0.70%] of the average daily net assets of the subaccount.

RIDERS:

[Lifetime Plus Benefit Rider]
[Asset Allocation Rider]

SERVICE CENTER:

  [ALLIANZ] SERVICE CENTER
  [PO Box 1122
   Southeastern, PA 19398-1122
   800-624-0197]


S40751-RS

********************************************************************************
                 CONTRACT SCHEDULE ADDENDUM


OWNER:            [John Doe]                CONTRACT NUMBER:    [??687456]

JOINT OWNER:      [Jane Doe]                ISSUE DATE:         [01/15/06]

ANNUITANT:        [John Doe]                INCOME DATE:        [04/15/13]

COVERED PERSONS:[John and Jane Doe]         RESET ANNIVERSARY:  [04/15/17]

MORTALITY AND EXPENSE RISK (M&E) CHARGE: During the Accumulation Phase, the additional M&E Charge for joint Lifetime Payments under the Lifetime Plus Benefit is equal on an annual basis to [0.85%] of the average daily net assets of the subaccount.

RIDERS:

[Lifetime Plus Benefit Rider]
[Asset Allocation Rider]

SERVICE CENTER:

         [ALLIANZ] SERVICE CENTER
         [PO Box 1122
         Southeastern, PA 19398-1122
         800-624-0197]

S40752-RJ

********************************************************************************
                           CONTRACT SCHEDULE ADDENDUM


OWNER:          [John Doe]          CONTRACT NUMBER:          [??687456]

JOINT OWNER:    [Jane Doe]          ISSUE DATE:               [01/15/06]

ANNUITANT:      [John Doe]          INCOME DATE:              [04/15/13]

                                    RIDER TERMINATION DATE:   [04/15/17]

MORTALITY AND EXPENSE RISK (M&E) CHARGE: The additional M&E Charge for the Lifetime Plus Benefit is removed from your contract as of the Rider Termination Date listed above.

RIDERS TERMINATED:

[Lifetime Plus Benefit Rider]
[Asset Allocation Rider]

SERVICE CENTER:

         [ALLIANZ] SERVICE CENTER
         [PO Box 1122
         Southeastern, PA 19398-1122
         800-624-0197]
S40747-DP

********************************************************************************
                        CONTRACT SCHEDULE

OWNER: [John Doe]              CONTRACT NUMBER:  [??687456]

JOINT OWNER:  [Jane Doe]       ISSUE DATE:    [04/15/07]

ANNUITANT:  [John Doe]         INCOME DATE:   [04/15/17]

PURCHASE PAYMENTS:

INITIAL PURCHASE PAYMENT:            [$10,000 without the Lifetime Plus Benefit]
                                     [$25,000 with the Lifetime Plus Benefit]
MINIMUM ADDITIONAL
         PURCHASE PAYMENT:           [$250 or $100 if you have selected
                                      Automatic Investment Plan]

MAXIMUM TOTAL
         PURCHASE PAYMENTS:          [$1 million; higher amounts may be
                                      accepted with our approval]

ALLOCATION GUIDELINES:
         [1. Currently, you can select up to [15] of the Investment Options.
         2. Allocations must be made in whole percentages.]

INVESTMENT OPTIONS:
         VARIABLE ACCOUNT:   [Allianz Life Variable Account B]

Shown below are the Investment Options. If you selected the Lifetime Plus Benefit, Groups A, B and C are subject to certain restrictions on allocations, as described in the Asset Allocation Rider. If you did not select the Lifetime Plus Benefit, there are no restrictions on your allocations to Groups A, B and C.

--------------------------------------------------------------------------------
[Group A Investment Options
--------------------------------------------------------------------------------
FRANKLIN GLOBAL COMMUNICATIONS SECURITIES
--------------------------------------------------------------------------------
AZL OPPENHEIMER EMERGING GROWTH
--------------------------------------------------------------------------------
AZL COLUMBIA TECHNOLOGY
--------------------------------------------------------------------------------
PIMCO VIT COMMODITY REALRETURN STRATEGY
--------------------------------------------------------------------------------
AZL OCC RENAISSANCE
--------------------------------------------------------------------------------
AZL OCC VALUE]
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[Group B Investment Options
--------------------------------------------------------------------------------
AZL AIM BASIC VALUE
--------------------------------------------------------------------------------
AZL AIM INTERNATIONAL EQUITY
--------------------------------------------------------------------------------
DAVIS VA FINANCIAL
--------------------------------------------------------------------------------
DREYFUS IP SMALL CAP STOCK INDEX
--------------------------------------------------------------------------------
AZL DREYFUS FOUNDERS EQUITY GROWTH
--------------------------------------------------------------------------------
AZL DREYFUS PREMIER SMALL CAP VALUE
--------------------------------------------------------------------------------
AZL FIRST TRUST TARGET DOUBLEPLAY
--------------------------------------------------------------------------------
FRANKLIN GROWTH AND INCOME SECURITIES
--------------------------------------------------------------------------------
TEMPLETON FOREIGN SECURITIES
--------------------------------------------------------------------------------
TEMPLETON GROWTH SECURITIES
--------------------------------------------------------------------------------
AZL JENNISON GROWTH
--------------------------------------------------------------------------------
AZL LEGG MASON GROWTH
--------------------------------------------------------------------------------
AZL LEGG MASON VALUE
--------------------------------------------------------------------------------
AZL NEUBERGER BERMAN REGENCY
--------------------------------------------------------------------------------
OPCAP MID CAP
--------------------------------------------------------------------------------
AZL OPPENHEIMER GLOBAL
--------------------------------------------------------------------------------
AZL OPPENHEIMER INTERNATIONAL GROWTH
--------------------------------------------------------------------------------
AZL PIMCO FUNDAMENTAL INDEXPLUS TOTAL RETURN
--------------------------------------------------------------------------------
AZL SALOMON BROTHERS SMALL CAP GROWTH
--------------------------------------------------------------------------------
AZL TARGETPLUS EQUITY
--------------------------------------------------------------------------------
AZL FUSION GROWTH
--------------------------------------------------------------------------------
AZL FUSION MODERATE
--------------------------------------------------------------------------------
AZL VAN KAMPEN AGGRESSIVE GROWTH
--------------------------------------------------------------------------------
AZL VAN KAMPEN COMSTOCK
--------------------------------------------------------------------------------

S40746                            3

--------------------------------------------------------------------------------
AZL VAN KAMPEN GLOBAL REAL ESTATE
--------------------------------------------------------------------------------
AZL VAN KAMPEN MID CAP GROWTH]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Group C Investment Options
--------------------------------------------------------------------------------
AZL DAVIS NY VENTURE
--------------------------------------------------------------------------------
DREYFUS STOCK INDEX FUND, INC.
--------------------------------------------------------------------------------
FRANKLIN HIGH INCOME
--------------------------------------------------------------------------------
FRANKLIN INCOME SECURITIES
--------------------------------------------------------------------------------
FRANKLIN LARGE CAP GROWTH SECURITIES
--------------------------------------------------------------------------------
FRANKLIN U.S.GOVERNMENT
--------------------------------------------------------------------------------
FRANKLIN ZERO COUPON - 2010
--------------------------------------------------------------------------------
MUTUAL DISCOVERY SECURITIES
--------------------------------------------------------------------------------
MUTUAL SHARES SECURITIES
--------------------------------------------------------------------------------
AZL FRANKLIN SMALL CAP VALUE
--------------------------------------------------------------------------------
AZL JENNISON 20/20 FOCUS
--------------------------------------------------------------------------------
AZL OPPENHEIMER DEVELOPING MARKETS
--------------------------------------------------------------------------------
AZL OPPENHEIMER MAIN STREET
--------------------------------------------------------------------------------
PIMCO VIT ALL ASSET
--------------------------------------------------------------------------------
PIMCO VIT EMERGING MARKETS BOND
--------------------------------------------------------------------------------
PIMCO VIT GLOBAL BOND
--------------------------------------------------------------------------------
PIMCO VIT HIGH YIELD
--------------------------------------------------------------------------------
PIMCO VIT REAL RETURN
--------------------------------------------------------------------------------
PIMCO VIT TOTAL RETURN
--------------------------------------------------------------------------------
AZL SALOMON BROTHERS LARGE CAP GROWTH
--------------------------------------------------------------------------------
AZL FUSION BALANCED
--------------------------------------------------------------------------------
AZL MONEY MARKET
--------------------------------------------------------------------------------
AZL VAN KAMPEN EMERGING GROWTH
--------------------------------------------------------------------------------
AZL VAN KAMPEN EQUITY AND INCOME
--------------------------------------------------------------------------------
AZL VAN KAMPEN GLOBAL FRANCHISE
--------------------------------------------------------------------------------
AZL VAN KAMPEN GROWTH AND INCOME]
--------------------------------------------------------------------------------
BONUS RATE:  [6%]

BONUS VESTING SCHEDULE:

       -------------------------------- --------------------
          [Number of Complete Years
       Since Purchase Payment Receipt    Vesting Percentage
       -------------------------------- --------------------
                      0                             0%
       -------------------------------- --------------------
                      1                            35%
       -------------------------------- --------------------
                      2                            70%
       -------------------------------- --------------------
                      3+                          100%]
       -------------------------------- --------------------

MORTALITY AND EXPENSE RISK [M&E) CHARGE:

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [1.70]% of the average daily net assets of the subaccount.

The maximum additional M&E Charge that may apply if you add the Lifetime Plus Benefit to this contract or reset the 5% Annual Increase is [1.50%] if you elect single Lifetime Plus Payments or [1.65%] if you elect joint Lifetime Plus Payments.]

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.00]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.70]% for the annuity and an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit.

The maximum additional M&E Charge that may apply if you add Lifetime Plus Benefit to this contract or reset the 5% Annual Increase is [1.50%] if you elect single Lifetime Plus Payments or [1.65%] if you elect joint Lifetime Plus Payments.]

S40746                                3A

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.40]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.70]% for the annuity and an additional M&E Charge of [0.70]% for single Lifetime Plus Payments under the Lifetime Plus Benefit. The maximum additional M&E Charge that may apply if you reset the 5% Annual Increase under the Lifetime Plus Benefit is [1.50]%.]

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.70]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.70]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.70]% for single Lifetime Plus Payments under the Lifetime Plus Benefit. The maximum additional M&E Charge that may apply if you reset the 5% Annual Increase under the Lifetime Plus Benefit is [1.50]%.]

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.55]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.70]% for the annuity and an additional M&E Charge of [0.85]% for joint Lifetime Plus Payments under the Lifetime Plus Benefit. The maximum additional M&E Charge that may apply if you reset the 5% Annual Increase under the Lifetime Plus Benefit is [1.65]%. If you were to drop a Covered Person under the Lifetime Plus Benefit and change your Lifetime Plus Payments from joint to single, the maximum additional M&E Charge for single Lifetime Plus Payments that may apply is [1.50]%.]

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.85]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.70]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.85]% for joint Lifetime Plus Payments under the Lifetime Plus Benefit. The maximum additional M&E Charge that may apply if you reset the 5% Annual Increase under the Lifetime Plus Benefit is [1.65]%. If you were to drop a Covered Person under the Lifetime Plus Benefit and change your Lifetime Plus Payments from joint to single, the maximum additional M&E Charge for single Lifetime Plus Payments that may apply is [1.50]%.]

During the Annuity Phase, the Mortality and Expense Risk Charge is equal on an annual basis to [1.40%] of the average daily net assets of the subaccount.

CONTRACT MAINTENANCE CHARGE: The Contract Maintenance Charge is [$50.00] each Contract Year. We deduct the Contract Maintenance Charge from the Bonus Value on the last day of each Contract Year while this contract is in force. If the last day of the Contract Year is not a Business Day we deduct the charge on the next Business Day. We deduct the Contract Maintenance Charge from the Investment Options proportionately based on the amount of the Bonus Value in each Investment Option relative to the total Bonus Value.

During the Accumulation Phase, we will not deduct the Contract Maintenance Charge if your Bonus Value on a Contract Anniversary is at least [$100,000]. If you take a total withdrawal on a date other than a Contract Anniversary we will deduct the full Contract Maintenance Charge. In the event you own more than one contract of the same type issued by the Company, we will determine the total Bonus Value for all of the contracts. If the Contract Owner is a non-individual, we will look to the Annuitant to determine if we will assess the charge. If the total Bonus Value for all of the contracts is at least [$100,000] at the time we are to deduct the charge, we will not assess the Contract Maintenance Charge.

During the Annuity Phase, we will deduct the Contract Maintenance Charge proportionately from each Annuity Payment. If the total Contract Value for all the Owner's contracts is at least [$100,000] on the Income Date, we will not assess the Contract Maintenance Charge.

TRANSFERS:

NUMBER OF FREE TRANSFERS PERMITTED: Currently, there are no limits on the number of transfers that you can make. We reserve the right to change this. You are currently allowed [12] free transfers each Contract Year. This applies to transfers before and after the Income Date.

TRANSFER FEE: We reserve the right to charge a fee of [$25] for each transfer you make in excess of the free transfers permitted. Transfers we make at the end of the Right to Examine period, any transfers made pursuant to a regularly scheduled transfer, or other transfers under programs specifically waiving the Transfer Fee will not be counted in determining the application of the Transfer Fee.

S40746                                3B

WITHDRAWALS:

WITHDRAWAL CHARGE: During the Accumulation Phase, we assess a Withdrawal Charge against Purchase Payments withdrawn. We calculate the charge the time of each withdrawal. The Withdrawal Charges are as follows:

      WITHDRAWAL CHARGE (as a percentage of each Purchase Payment withdrawn)

        Number of Complete Years Since
        Receipt of Purchase Payment         Charge
        --------------------------------- -------------------
                  [0                         8.5%
                   1                         8.5%
                   2                         8.5%
                   3                          8%
                   4                          7%
                   5                          6%
                   6                          5%
                   7                          4%
                   8                          3%
            9 years or more                   0%]

FREE WITHDRAWAL PRIVILEGE: FREE WITHDRAWAL PRIVILEGE: Each Contract Year during the Accumulation Phase [before the Benefit Date], you can make multiple withdrawals that when added together do not exceed [12%] of total Purchase Payments, without incurring a Withdrawal Charge. This Free Withdrawal Privilege is non-cumulative.

If you take a full withdrawal we assess a Withdrawal Charge with no reductions for the Free Withdrawal Privilege. [The Free Withdrawal Privilege will no longer be available to you on or after the Benefit Date. The Benefit Date is defined in the Lifetime Plus Benefit Rider.]

MINIMUM PARTIAL WITHDRAWAL: [$500]. [This minimum does not apply to Lifetime Plus Payments.]

MINIMUM CONTRACT VALUE THAT MUST REMAIN IN THE CONTRACT AFTER A PARTIAL
WITHDRAWAL: [$2,000]. [This minimum does not apply to Lifetime Plus Payments.]

[LIFETIME PLUS BENEFIT:

COVERED PERSON(S):  [John and Jane Doe]    RIDER EFFECTIVE DATE:  [04/15/17]

MAXIMUM AGE FOR SELECTING THE LIFETIME PLUS BENEFIT: The older Covered Person must be age [80] or younger as of the Rider Effective Date.

EARLIEST BENEFIT DATE: [15] calendar days after we receive your Authorized Request for Lifetime Plus Payments at the Service
Center.  The Benefit Date must be the [1st or 15th] of a calendar month.]

MINIMUM LIFETIME PLUS PAYMENT: $[100]

AGES AT WHICH YOU CAN EXERCISE THE LIFETIME PLUS BENEFIT: All Covered Persons must be at least age [50] and no Covered Person can be over age [90] on the Benefit Date.


S40746                            3C

                 ANNUAL LIFETIME PLUS PAYMENT TABLE:

             Age band of the Covered Person,
              or younger Covered Person for      Annual Lifetime Plus
              joint Lifetime Plus Payments        Payment percentage
                       [50 to 59                          4%
                        60 to 69                          5%
                        70 to 79                          6%
                       80 or older                       7%]

We calculate the initial Lifetime Plus Payment as a percentage of the benefit base. We calculate future years' Lifetime Plus Payments as a percentage of Contract Value. The percentage of the annual Lifetime Plus Payment will not change for an age band after the Rider Effective Date. ]

RIDERS:
         [Lifetime Plus Benefit Rider]
         [Asset Allocation Rider]
         [Quarterly Value Death Benefit Rider]
         [Waiver of Withdrawal Charge Rider
         [Individual Retirement Annuity Endorsement]
         [Roth Individual Retirement Annuity Endorsement]
         [Inherited IRA/Roth IRA Endorsement]
         [403 (b) Endorsement]
         [Unisex Endorsement]
         [Pension Plan and Profit Sharing Plan Endorsement]

SERVICE CENTER:   [ALLIANZ] SERVICE CENTER
                  [P.O. Box 1122
                  Southeastern, PA 19398-1122
                  800-624-0197]


S40746                             3D

                           ANNUITY PAYMENT TABLES

Table A below shows the guaranteed amount of Annuity Payment for each $1,000 of value applied under a fixed Annuity Option. Table A is based on an interest rate of 2 1/2% per year and the 1983(a) Individual Mortality Table with mortality improvement projected 30 years using Mortality Projection Scale G.

Table B below shows the amount of the first monthly variable Annuity Payment, based on an Assumed Investment Rate of 5%, for each $1,000 of value applied under a variable Annuity Option.

The amount of such Annuity Payments under Annuity Options 1, 2 and 5 will depend on the sex and Age of the Annuitant on the Income Date. The amount of such Annuity Payments under Option 3 and 4 will depend on the sex and the Age of the Annuitant and Joint Annuitant on the Income Date. Any amounts not shown for Ages, guaranteed periods or other Annuity Options will be provided upon request.

-----------------------------------------------------------------------------------------------------------------------------
                                 Table A - Guaranteed Monthly Annuity Payments Per $1,000 of Value
-----------------------------------------------------------------------------------------------------------------------------
                                                   Fixed Annuity Options
-----------------------------------------------------------------------------------------------------------------------------
  Age of Annuitant       Option 1                   Option 2                  Option 3         Option 4         Option 5
on the Income Date
------------------                      ------------------------------  -----------------   ------------
-----------------------------------------------------------------------------------------------------------------------------
                                         Guaranteed        Guaranteed    100% Joint and      Guaranteed
                                          Period of        Period of     Last Survivor       Period of
                                          10 Years          20 Years                          10 Years
                   ----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                     Male    Female    Male    Female    Male   Female    Male & Female    Male & Female    Male    Female
                                                                             Same Age         Same Age
-----------------------------------------------------------------------------------------------------------------------------
        30           2.85     2.72     2.84     2.72     2.84    2.71          2.61             2.61        2.81     2.70
-----------------------------------------------------------------------------------------------------------------------------
        40           3.17     2.97     3.16     2.97     3.14    2.96          2.82             2.82        3.10     2.94
-----------------------------------------------------------------------------------------------------------------------------
        50           3.67     3.38     3.65     3.37     3.58    3.34          3.14             3.14        3.51     3.29
-----------------------------------------------------------------------------------------------------------------------------
        60           4.50     4.03     4.43     4.01     4.18    3.90          3.67             3.67        4.13     3.84
-----------------------------------------------------------------------------------------------------------------------------
        70           6.03     5.23     5.70     5.10     4.83    4.62          4.59             4.58        5.11     4.72
-----------------------------------------------------------------------------------------------------------------------------
        80           8.92     7.68     7.43     6.88     5.21    5.16          6.40             6.21        6.66     6.18
-----------------------------------------------------------------------------------------------------------------------------
        90          14.75     13.12    8.94     8.74     5.27    5.27         10.23             8.42        9.39     8.81
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                        Table B - Guaranteed Initial Monthly Annuity Payment Per $1,000 of Proceeds
-----------------------------------------------------------------------------------------------------------------------------
                                Variable Annuity Option Based on 5% Assumed Investment Rate
-----------------------------------------------------------------------------------------------------------------------------
 Age of Annuitant       Option 1                   Option 2                  Option 3         Option 4         Option 5
on the Income Date
------------------                      ------------------------------  -----------------   ------------
                                         Guaranteed        Guaranteed    100% Joint and      Guaranteed
                                          Period of        Period of     Last Survivor       Period of
                                          10 Years          20 Years                          10 Years
-----------------------------------------------------------------------------------------------------------------------------
                     Male    Female    Male    Female    Male   Female    Male & Female    Male & Female    Male    Female
                                                                             Same Age         Same Age
-----------------------------------------------------------------------------------------------------------------------------
        30           4.46     4.36     4.46     4.35     4.45    4.35          4.27             4.27        4.44     4.35
-----------------------------------------------------------------------------------------------------------------------------
        40           4.72     4.55     4.71     4.55     4.68    4.53          4.41             4.41        4.68     4.53
-----------------------------------------------------------------------------------------------------------------------------
        50           5.18     4.89     5.14     4.87     5.04    4.83          4.65             4.65        5.06     4.83
-----------------------------------------------------------------------------------------------------------------------------
        60           5.96     5.49     5.86     5.45     5.56    5.31          5.10             5.10        5.70     5.36
-----------------------------------------------------------------------------------------------------------------------------
        70           7.49     6.65     7.07     6.47     6.13    5.94          5.96             5.94        6.77     6.27
-----------------------------------------------------------------------------------------------------------------------------
        80          10.42     9.12     8.68     8.16     6.46    6.41          7.72             7.50        8.54     7.94
-----------------------------------------------------------------------------------------------------------------------------
        90          16.30     14.63    10.08    9.89     6.51    6.51         11.54             9.58        11.63    10.92
-----------------------------------------------------------------------------------------------------------------------------

********************************************************************************
                 CONTRACT SCHEDULE ADDENDUM

OWNER:          [John Doe]       CONTRACT NUMBER:      [??687456]

JOINT OWNER:    [Jane Doe]       ISSUE DATE:           [01/15/06]

ANNUITANT:      [John Doe]       INCOME DATE:          [04/15/13]

MINIMUM INITIAL CONTRACT VALUE:  [$25,000]

INVESTMENT OPTIONS:

Shown below are the Investment Options. Groups A, B and C are subject to certain restrictions as described in the Asset Allocation Rider.

--------------------------------------------------------------------------------
[Group A Investment Options
--------------------------------------------------------------------------------
FRANKLIN GLOBAL COMMUNICATIONS SECURITIES
--------------------------------------------------------------------------------
AZL OPPENHEIMER EMERGING GROWTH
--------------------------------------------------------------------------------
AZL COLUMBIA TECHNOLOGY
--------------------------------------------------------------------------------
PIMCO VIT COMMODITY REALRETURN STRATEGY
--------------------------------------------------------------------------------
AZL OCC RENAISSANCE
--------------------------------------------------------------------------------
AZL OCC VALUE]
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[Group B Investment Options
--------------------------------------------------------------------------------
AZL AIM BASIC VALUE
--------------------------------------------------------------------------------
AZL AIM INTERNATIONAL EQUITY
--------------------------------------------------------------------------------
DAVIS VA FINANCIAL
--------------------------------------------------------------------------------
DREYFUS IP SMALL CAP STOCK INDEX
--------------------------------------------------------------------------------
AZL DREYFUS FOUNDERS EQUITY GROWTH
--------------------------------------------------------------------------------
AZL DREYFUS PREMIER SMALL CAP VALUE
--------------------------------------------------------------------------------
AZL FIRST RUST TARGET DOUBLEPLAY
--------------------------------------------------------------------------------
FRANKLIN GROWTH AND INCOME SECURITIES
--------------------------------------------------------------------------------
TEMPLETON FOREIGN SECURITIES
--------------------------------------------------------------------------------
TEMPLETON GROWTH SECURITIES
--------------------------------------------------------------------------------
AZL JENNISON GROWTH
--------------------------------------------------------------------------------
AZL LEGG MASON GROWTH
--------------------------------------------------------------------------------
AZL LEGG MASON VALUE
--------------------------------------------------------------------------------
AZL NEUBERGER BERMAN REGENCY
--------------------------------------------------------------------------------
OPCAP MID CAP
--------------------------------------------------------------------------------
AZL OPPENHEIMER GLOBAL
--------------------------------------------------------------------------------
AZL OPPENHEIMER INTERNATIONAL GROWTH
--------------------------------------------------------------------------------
AZL PIMCO FUNDAMENTAL INDEXPLUS TOTAL RETURN
--------------------------------------------------------------------------------
AZL SALOMON BROTHERS SMALL CAP GROWTH
--------------------------------------------------------------------------------
AZL TARGETPLUS EQUITY
--------------------------------------------------------------------------------
AZL FUSION GROWTH
--------------------------------------------------------------------------------
AZL FUSION MODERATE
--------------------------------------------------------------------------------
AZL VAN KAMPEN AGGRESSIVE GROWTH
--------------------------------------------------------------------------------
AZL VAN KAMPEN COMSTOCK
--------------------------------------------------------------------------------
AZL VAN KAMPEN GLOBAL REAL ESTATE
--------------------------------------------------------------------------------
AZL VAN KAMPEN MID CAP GROWTH]
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[Group C Investment Options
--------------------------------------------------------------------------------
AZL DAVIS NY VENTURE
--------------------------------------------------------------------------------
DREYFUS STOCK INDEX FUND, INC.
--------------------------------------------------------------------------------
FRANKLIN HIGH INCOME
--------------------------------------------------------------------------------
FRANKLIN INCOME SECURITIES
--------------------------------------------------------------------------------
FRANKLIN LARGE CAP GROWTH SECURITIES
--------------------------------------------------------------------------------
FRANKLIN U.S.GOVERNMENT
--------------------------------------------------------------------------------
FRANKLIN ZERO COUPON - 2010
--------------------------------------------------------------------------------
MUTUAL DISCOVERY SECURITIES
--------------------------------------------------------------------------------
MUTUAL SHARES SECURITIES
--------------------------------------------------------------------------------
S40750

--------------------------------------------------------------------------------
AZL FRANKLIN SMALL CAP VALUE
--------------------------------------------------------------------------------
AZL JENNISON 20/20 FOCUS
--------------------------------------------------------------------------------
AZL OPPENHEIMER DEVELOPING MARKETS
--------------------------------------------------------------------------------
AZL OPPENHEIMER MAIN STREET
--------------------------------------------------------------------------------
PIMCO VIT ALL ASSET
--------------------------------------------------------------------------------
PIMCO VIT EMERGING MARKETS BOND
--------------------------------------------------------------------------------
PIMCO VIT GLOBAL BOND
--------------------------------------------------------------------------------
PIMCO VIT HIGH YIELD
--------------------------------------------------------------------------------
PIMCO VIT REAL RETURN
--------------------------------------------------------------------------------
PIMCO VIT TOTAL RETURN
--------------------------------------------------------------------------------
AZL SALOMON BROTHERS LARGE CAP GROWTH
--------------------------------------------------------------------------------
AZL FUSION BALANCED
--------------------------------------------------------------------------------
AZL MONEY MARKET
--------------------------------------------------------------------------------
AZL VAN KAMPEN EMERGING GROWTH
--------------------------------------------------------------------------------
AZL VAN KAMPEN EQUITY AND INCOME
--------------------------------------------------------------------------------
AZL VAN KAMPEN GLOBAL FRANCHISE
--------------------------------------------------------------------------------
AZL VAN KAMPEN GROWTH AND INCOME]
--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK [M&E) CHARGE:

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.40]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.70]% for the annuity and an additional M&E Charge of [0.70]% for single Lifetime Plus Payments under the Lifetime Plus Benefit. The maximum additional M&E Charge that may apply if you reset the 5% Annual Increase under the Lifetime Plus Benefit is [1.50]%]]

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.70]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.70]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.70]% for single Lifetime Plus Payments under the Lifetime Plus Benefit. The maximum additional M&E Charge that may apply if you reset the 5% Annual Increase under the Lifetime Plus Benefit is [1.50]%]

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.55]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.70]% for the annuity and an additional M&E Charge of [0.85]% for joint Lifetime Plus Payments under the Lifetime Plus Benefit. If you were to drop a Covered Person under the Lifetime Plus Benefit and change your Lifetime Plus Payments from joint to single, the maximum additional M&E Charge for single Lifetime Plus Payments that may apply is [1.50]%.]

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.85]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.70]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.85]% for joint Lifetime Plus Payments under the Lifetime Plus Benefit. If you were to drop a Covered Person under the Lifetime Plus Benefit and change your Lifetime Plus Payments from joint to single, the maximum additional M&E Charge for single Lifetime Plus Payments that may apply is [1.50]%.]

During the Annuity Phase, the Mortality and Expense Risk Charge is equal on an annual basis to [1.40%] of the average daily net assets of the subaccount.

LIFETIME PLUS BENEFIT:

[COVERED PERSON(S):  John and Jane Doe]   [RIDER EFFECTIVE DATE:  04/15/17]

MAXIMUM AGE FOR SELECTING THE LIFETIME PLUS BENEFIT: The older Covered Person must be age [80] or younger as of the Rider Effective Date.

EARLIEST BENEFIT DATE: [15] calendar days after we receive your Authorized Request for Lifetime Plus Payments at the Service Center. The Benefit Date must be the [1st or 15th] of a calendar month.

MINIMUM LIFETIME PLUS PAYMENT: [$100]

AGES AT WHICH YOU CAN EXERCISE THE LIFETIME PLUS BENEFIT: All Covered Persons must be at least age [50] and no Covered Person can be over age [90] on the Benefit Date.

S40750

                      ANNUAL LIFETIME PLUS PAYMENT TABLE:

                Age band of the Covered Person,
                 or younger Covered Person for       Annual Lifetime Plus
                 joint Lifetime Plus Payments        Payment percentage
                           [50 to 59                         4%
                           60 to 69                          5%
                           70 to 79                          6%
                          80 or older                       7%]


We calculate the initial Lifetime Plus Payment as a percentage of the benefit base. We calculate future years Lifetime Plus Payments as a percentage of Contract Value. The percentage of the annual Lifetime Plus Payment will not change for an age band after the Rider Effective Date.

RIDERS:

[Lifetime Plus Benefit Rider]
[Asset Allocation Rider]

SERVICE CENTER:

         [ALLIANZ] SERVICE CENTER
         [PO Box 1122
         Southeastern, PA 19398-1122
         800-624-0197]

********************************************************************************
                             CONTRACT SCHEDULE

OWNER:        [John Doe]                  CONTRACT NUMBER:  [??687456]

JOINT OWNER:  [Jane Doe]                  ISSUE DATE:       [04/15/07]

ANNUITANT:    [John Doe]                  INCOME DATE:      [04/15/17]

PURCHASE PAYMENTS:

    INITIAL PURCHASE PAYMENT:       [$10,000 without the Lifetime Plus Benefit]
                                    [$25,000 with the Lifetime Plus Benefit]
    MINIMUM ADDITIONAL
             PURCHASE PAYMENT:      [$250 or $100 if you have selected Automatic
                                      Investment Plan]

    MAXIMUM TOTAL
             PURCHASE PAYMENTS:     [$1  million;   higher   amounts  may  be
                                      accepted  with  our approval]

    ALLOCATION GUIDELINES:
           [1. Currently, you can select up to [15] of the Investment Options.
           2. Allocations must be made in whole percentages.]

INVESTMENT OPTIONS:
         VARIABLE ACCOUNT:   [Allianz Life Variable Account B]

Shown below are the Investment Options. If you selected the Lifetime Plus Benefit, Groups A, B and C are subject to certain restrictions on allocations, as described in the Asset Allocation Rider. If you do not select the Lifetime Plus Benefit, there are no restrictions on your allocations to Groups A, B and C.
--------------------------------------------------------------------------------
[Group A Investment Options
--------------------------------------------------------------------------------
FRANKLIN GLOBAL COMMUNICATIONS SECURITIES
--------------------------------------------------------------------------------
AZL OPPENHEIMER EMERGING GROWTH
--------------------------------------------------------------------------------
AZL COLUMBIA TECHNOLOGY
--------------------------------------------------------------------------------
PIMCO VIT COMMODITY REALRETURN STRATEGY
--------------------------------------------------------------------------------
AZL OCC RENAISSANCE
--------------------------------------------------------------------------------
AZL OCC VALUE]
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[Group B Investment Options
--------------------------------------------------------------------------------
AZL AIM BASIC VALUE
--------------------------------------------------------------------------------
AZL AIM INTERNATIONAL EQUITY
--------------------------------------------------------------------------------
DAVIS VA FINANCIAL
--------------------------------------------------------------------------------
DREYFUS IP SMALL CAP STOCK INDEX
--------------------------------------------------------------------------------
AZL DREYFUS FOUNDERS EQUITY GROWTH
--------------------------------------------------------------------------------
AZL DREYFUS PREMIER SMALL CAP VALUE
--------------------------------------------------------------------------------
AZL FIRST TRUST TARGET DOUBLEPLAY
--------------------------------------------------------------------------------
FRANKLIN GROWTH AND INCOME SECURITIES
--------------------------------------------------------------------------------
TEMPLETON FOREIGN SECURITIES
--------------------------------------------------------------------------------
TEMPLETON GROWTH SECURITIES
--------------------------------------------------------------------------------
AZL JENNISON GROWTH
--------------------------------------------------------------------------------
AZL LEGG MASON GROWTH
--------------------------------------------------------------------------------
AZL LEGG MASON VALUE
--------------------------------------------------------------------------------
AZL NEUBERGER BERMAN REGENCY
--------------------------------------------------------------------------------
OPCAP MID CAP
--------------------------------------------------------------------------------
AZL OPPENHEIMER GLOBAL
--------------------------------------------------------------------------------
AZL OPPENHEIMER INTERNATIONAL GROWTH
--------------------------------------------------------------------------------
AZL PIMCO FUNDAMENTAL INDEXPLUS TOTAL RETURN
--------------------------------------------------------------------------------
AZL SALOMON BROTHERS SMALL CAP GROWTH
--------------------------------------------------------------------------------
AZL TARGETPLUS EQUITY
--------------------------------------------------------------------------------
AZL FUSION GROWTH
--------------------------------------------------------------------------------
AZL FUSION MODERATE
--------------------------------------------------------------------------------
AZL VAN KAMPEN AGGRESSIVE GROWTH
--------------------------------------------------------------------------------
S40748-SWC                         3

--------------------------------------------------------------------------------
AZL VAN KAMPEN COMSTOCK
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AZL VAN KAMPEN GLOBAL REAL ESTATE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AZL VAN KAMPEN MID CAP GROWTH]
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[Group C Investment Options
--------------------------------------------------------------------------------
AZL DAVIS NY VENTURE
--------------------------------------------------------------------------------
DREYFUS STOCK INDEX FUND, INC.
--------------------------------------------------------------------------------
FRANKLIN HIGH INCOME
--------------------------------------------------------------------------------
FRANKLIN INCOME SECURITIES
--------------------------------------------------------------------------------
FRANKLIN LARGE CAP GROWTH SECURITIES
--------------------------------------------------------------------------------
FRANKLIN U.S.GOVERNMENT
--------------------------------------------------------------------------------
FRANKLIN ZERO COUPON - 2010
--------------------------------------------------------------------------------
MUTUAL DISCOVERY SECURITIES
--------------------------------------------------------------------------------
MUTUAL SHARES SECURITIES
--------------------------------------------------------------------------------
AZL FRANKLIN SMALL CAP VALUE
--------------------------------------------------------------------------------
AZL JENNISON 20/20 FOCUS
--------------------------------------------------------------------------------
AZL OPPENHEIMER DEVELOPING MARKETS
--------------------------------------------------------------------------------
AZL OPPENHEIMER MAIN STREET
--------------------------------------------------------------------------------
PIMCO VIT ALL ASSET
--------------------------------------------------------------------------------
PIMCO VIT EMERGING MARKETS BOND
--------------------------------------------------------------------------------
PIMCO VIT GLOBAL BOND
--------------------------------------------------------------------------------
PIMCO VIT HIGH YIELD
--------------------------------------------------------------------------------
PIMCO VIT REAL RETURN
--------------------------------------------------------------------------------
PIMCO VIT TOTAL RETURN
--------------------------------------------------------------------------------
AZL SALOMON BROTHERS LARGE CAP GROWTH
--------------------------------------------------------------------------------
AZL FUSION BALANCED
--------------------------------------------------------------------------------
AZL MONEY MARKET
--------------------------------------------------------------------------------
AZL VAN KAMPEN EMERGING GROWTH
--------------------------------------------------------------------------------
AZL VAN KAMPEN EQUITY AND INCOME
--------------------------------------------------------------------------------
AZL VAN KAMPEN GLOBAL FRANCHISE
--------------------------------------------------------------------------------
AZL VAN KAMPEN GROWTH AND INCOME]
--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK (M&E) CHARGE:

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [1.65]% of the average daily net assets of the subaccount.

The maximum additional M&E Charge that may apply if you add the Lifetime Plus Benefit to this contract or if you reset the 5% Annual Increase is [1.50%] if you elect single Lifetime Plus Payments or [1.65%] if you elect joint Lifetime Plus Payments.]

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [1.95]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.65]% for the annuity and an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit.

The maximum additional M&E Charge that may apply if you add Lifetime Plus Benefit to this contract or reset the 5% Annual Increase is [1.50%] if you elect single Lifetime Plus Payments or [1.65%] if you elect joint Lifetime Plus Payments.]

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.35]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.65]% for the annuity and an additional M&E Charge of [0.70]% for single Lifetime Plus Payments under the Lifetime Plus Benefit. The maximum additional M&E Charge that may apply if you reset the 5% Annual Increase under the Lifetime Plus Benefit is [1.50]%.]

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.65]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.65]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.70]% for single Lifetime Plus Payments under the Lifetime Plus Benefit. The maximum additional M&E Charge that may apply if you reset the 5% Annual Increase under the Lifetime Plus Benefit is [1.50]%.]

S40748-SWC                            3A

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.50]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.65]% for the annuity and an additional M&E Charge of [0.85]% for joint Lifetime Plus Payments under the Lifetime Plus Benefit. The maximum additional M&E Charge that may apply if you reset the 5% Annual Increase under the Lifetime Plus Benefit is [1.65]%. If you were to drop a Covered Person under the Lifetime Plus Benefit and change your Lifetime Plus Payments from joint to single, the maximum additional M&E Charge for single Lifetime Plus Payments that may apply is [1.50]%.]

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.80]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.65]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.85]% for joint Lifetime Plus Payments under the Lifetime Plus Benefit. The maximum additional M&E Charge that may apply if you reset the 5% Annual Increase under the Lifetime Plus Benefit is [1.65]%. If you were to drop a Covered Person under the Lifetime Plus Benefit and change your Lifetime Plus Payments from joint to single, the maximum additional M&E Charge for single Lifetime Plus Payments that may apply is [1.50]%.]

During the Annuity Phase, the Mortality and Expense Risk Charge is equal on an annual basis to [1.40%] of the average daily net assets of the subaccount.

CONTRACT MAINTENANCE CHARGE: The Contract Maintenance Charge is [$50.00] each Contract Year. We deduct the Contract Maintenance Charge from the Contract Value on the last day of each Contract Year while this contract is in force. If the last day of the Contract Year is not a Business Day we deduct the charge on the next Business Day. We deduct the Contract Maintenance Charge from the Investment Options proportionately based on the amount of the Contract Value in each Investment Option relative to the total Contract Value.

During the Accumulation Phase, we will not deduct the Contract Maintenance Charge if your Contract Value on a Contract Anniversary is at least [$100,000]. If you take a total withdrawal on a date other than a Contract Anniversary we will deduct the full Contract Maintenance Charge. In the event you own more than one contract of the same type issued by the Company, we will determine the total Contract Value for all of the contracts. If the Contract Owner is a non-individual, we will look to the Annuitant to determine if we will assess the charge. If the total Contract Value for all of the contracts is at least [$100,000] at the time we are to deduct the charge, we will not assess the Contract Maintenance Charge.

During the Annuity Phase, we will deduct the Contract Maintenance Charge proportionately from each Annuity Payment. If the total Contract Value for all the Owner's contracts is at least [$100,000] on the Income Date, we will not assess the Contract Maintenance Charge.

TRANSFERS:

NUMBER OF FREE TRANSFERS PERMITTED: Currently, there are no limits on the number of transfers that you can make. We reserve the right to change this. You are currently allowed [12] free transfers each Contract Year. This applies to transfers before and after the Income Date.

TRANSFER FEE: We reserve the right to charge a fee of [$25] for each transfer you make in excess of the free transfers permitted. Transfers we make at the end of the Right to Examine period, any transfers made pursuant to a regularly scheduled transfer, or other transfers under programs specifically waiving the Transfer Fee will not be counted in determining the application of the Transfer Fee.

S40748-SWC                              3B

WITHDRAWALS:

WITHDRAWAL CHARGE: During the Accumulation Phase, we assess a Withdrawal Charge against Purchase Payments withdrawn. We calculate the charge the time of each withdrawal. The Withdrawal Charges are as follows:

      WITHDRAWAL CHARGE (as a percentage of each Purchase Payment withdrawn)

             Number of Complete Years Since          Charge
             Receipt of Purchase Payment
             --------------------------------- -------------------
                         [0                            8.5%
                          1                            7.5%
                          2                            5.5%
                          3                              3%
                   4 years or more                       0%]

FREE WITHDRAWAL PRIVILEGE: Each Contract Year during the Accumulation Phase [before the Benefit Date], you can make multiple withdrawals that when added together do not exceed [12%] of total Purchase Payments, without incurring a Withdrawal Charge. This Free Withdrawal Privilege is non-cumulative.

If you take a full withdrawal we assess a Withdrawal Charge with no reductions for the Free Withdrawal Privilege. [The Free Withdrawal Privilege will no longer be available to you on or after the Benefit Date. The Benefit Date is defined in the Lifetime Plus Benefit Rider.]

MINIMUM PARTIAL WITHDRAWAL: [$500]. [This minimum does not apply to Lifetime Plus Payments.]

MINIMUM CONTRACT VALUE THAT MUST REMAIN IN THE CONTRACT AFTER A PARTIAL
WITHDRAWAL: [$2,000]. [This minimum does not apply to Lifetime Plus Payments.]

[LIFETIME PLUS BENEFIT:

COVERED PERSON(S): [John and Jane Doe]     RIDER EFFECTIVE DATE:  [04/15/17]

MAXIMUM AGE FOR SELECTING THE LIFETIME PLUS BENEFIT: The older Covered Person must be age [80] or younger as of the Rider Effective Date.

EARLIEST BENEFIT DATE: [15] calendar days after we receive your Authorized Request for Lifetime Plus Payments at the Service Center. The Benefit Date must be the [1st or 15th] of a calendar month.]

MINIMUM LIFETIME PLUS PAYMENT: $[100]

AGES AT WHICH YOU CAN EXERCISE THE LIFETIME PLUS BENEFIT: All Covered Persons must be at least age [50] and no Covered Person can be over age [90] on the Benefit Date.]

                          ANNUAL LIFETIME PLUS PAYMENT TABLE:

                    Age band of the Covered Person,
                     or younger Covered Person for      Annual Lifetime Plus
                     joint Lifetime Plus Payments        Payment percentage
                               [50 to 59                         4%
                               60 to 69                          5%
                               70 to 79                          6%
                              80 or older                       7%]

We calculate the initial Lifetime Plus Payment as a percentage of the benefit base. We calculate future years' Lifetime Plus Payments as a percentage of Contract Value. The percentage of the annual Lifetime Plus Payment will not change for an age band after the Rider Effective Date.]



S40748-SWC                            3C

RIDERS:
         [Lifetime Plus Benefit Rider]
         [Asset Allocation Rider]
         [Quarterly Value Death Benefit Rider]
         [Waiver of Withdrawal Charge Rider
         [Individual Retirement Annuity Endorsement]
         [Roth Individual Retirement Annuity Endorsement]
         [Inherited IRA/Roth IRA Endorsement]
         [403 (b) Endorsement]
         [Unisex Endorsement]
         [Pension Plan and Profit Sharing Plan Endorsement]

SERVICE CENTER:   [ALLIANZ] SERVICE CENTER
                  [P.O. Box 1122
                  Southeastern, PA 19398-1122
                  800-624-0197]


S40748-SWC                            3D

                           ANNUITY PAYMENT TABLES

Table A below shows the guaranteed amount of Annuity Payment for each $1,000 of value applied under a fixed Annuity Option. Table A is based on an interest rate of 2 1/2% per year and the 1983(a) Individual Mortality Table with mortality improvement projected 30 years using Mortality Projection Scale G.

Table B below shows the amount of the first monthly variable Annuity Payment, based on an Assumed Investment Rate of 5%, for each $1,000 of value applied under a variable Annuity Option.

The amount of such Annuity Payments under Annuity Options 1, 2 and 5 will depend on the sex and Age of the Annuitant on the Income Date. The amount of such Annuity Payments under Option 3 and 4 will depend on the sex and the Age of the Annuitant and Joint Annuitant on the Income Date. Any amounts not shown for Ages, guaranteed periods or other Annuity Options will be provided upon request.

-----------------------------------------------------------------------------------------------------------------------------
                                 Table A - Guaranteed Monthly Annuity Payments Per $1,000 of Value
-----------------------------------------------------------------------------------------------------------------------------
                                                   Fixed Annuity Options
-----------------------------------------------------------------------------------------------------------------------------
 Age of Annuitant       Option 1                   Option 2                  Option 3         Option 4         Option 5
on the Income Date
                                      ---------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                                         Guaranteed        Guaranteed    100% Joint and      Guaranteed
                                          Period of        Period of     Last Survivor       Period of
                                          10 Years          20 Years                          10 Years
                   ----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                     Male    Female    Male    Female    Male   Female    Male & Female    Male & Female    Male    Female
                                                                             Same Age         Same Age
-----------------------------------------------------------------------------------------------------------------------------
        30           2.85     2.72     2.84     2.72     2.84    2.71          2.61             2.61        2.81     2.70
-----------------------------------------------------------------------------------------------------------------------------
        40           3.17     2.97     3.16     2.97     3.14    2.96          2.82             2.82        3.10     2.94
-----------------------------------------------------------------------------------------------------------------------------
        50           3.67     3.38     3.65     3.37     3.58    3.34          3.14             3.14        3.51     3.29
-----------------------------------------------------------------------------------------------------------------------------
        60           4.50     4.03     4.43     4.01     4.18    3.90          3.67             3.67        4.13     3.84
-----------------------------------------------------------------------------------------------------------------------------
        70           6.03     5.23     5.70     5.10     4.83    4.62          4.59             4.58        5.11     4.72
-----------------------------------------------------------------------------------------------------------------------------
        80           8.92     7.68     7.43     6.88     5.21    5.16          6.40             6.21        6.66     6.18
-----------------------------------------------------------------------------------------------------------------------------
        90          14.75     13.12    8.94     8.74     5.27    5.27         10.23             8.42        9.39     8.81
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                        Table B - Guaranteed Initial Monthly Annuity Payment Per $1,000 of Proceeds
-----------------------------------------------------------------------------------------------------------------------------
                                Variable Annuity Option Based on 5% Assumed Investment Rate
-----------------------------------------------------------------------------------------------------------------------------
 Age of Annuitant       Option 1                   Option 2                  Option 3         Option 4         Option 5
on the Income Date
-----------------------------------------------------------------------------------------------------------------------------
                                         Guaranteed        Guaranteed    100% Joint and      Guaranteed
                                          Period of        Period of     Last Survivor       Period of
                                          10 Years          20 Years                          10 Years
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                     Male    Female    Male    Female    Male   Female    Male & Female    Male & Female    Male    Female
                                                                             Same Age         Same Age
-----------------------------------------------------------------------------------------------------------------------------
        30           4.46     4.36     4.46     4.35     4.45    4.35          4.27             4.27        4.44     4.35
-----------------------------------------------------------------------------------------------------------------------------
        40           4.72     4.55     4.71     4.55     4.68    4.53          4.41             4.41        4.68     4.53
-----------------------------------------------------------------------------------------------------------------------------
        50           5.18     4.89     5.14     4.87     5.04    4.83          4.65             4.65        5.06     4.83
-----------------------------------------------------------------------------------------------------------------------------
        60           5.96     5.49     5.86     5.45     5.56    5.31          5.10             5.10        5.70     5.36
-----------------------------------------------------------------------------------------------------------------------------
        70           7.49     6.65     7.07     6.47     6.13    5.94          5.96             5.94        6.77     6.27
-----------------------------------------------------------------------------------------------------------------------------
        80          10.42     9.12     8.68     8.16     6.46    6.41          7.72             7.50        8.54     7.94
-----------------------------------------------------------------------------------------------------------------------------
        90          16.30     14.63    10.08    9.89     6.51    6.51         11.54             9.58        11.63    10.92
-----------------------------------------------------------------------------------------------------------------------------

S40748-SWC                            3E

********************************************************************************

                           CONTRACT SCHEDULE ADDENDUM

OWNER:              [John Doe]       CONTRACT NUMBER:   [??687456]

JOINT OWNER:        [Jane Doe]       ISSUE DATE:        [01/15/06]

ANNUITANT:          [John Doe]       INCOME DATE:       [04/15/13]

MINIMUM INITIAL CONTRACT VALUE:  [$25,000]

INVESTMENT OPTIONS:

Shown below are the Investment Options. Groups A, B and C are subject to certain restrictions as described in the Asset Allocation Rider.
--------------------------------------------------------------------------------
[GROUP A INVESTMENT OPTIONS
--------------------------------------------------------------------------------
FRANKLIN GLOBAL COMMUNICATIONS SECURITIES
--------------------------------------------------------------------------------
AZL OPPENHEIMER EMERGING GROWTH
--------------------------------------------------------------------------------
AZL COLUMBIA TECHNOLOGY
--------------------------------------------------------------------------------
PIMCO VIT COMMODITY REALRETURN STRATEGY
--------------------------------------------------------------------------------
AZL OCC RENAISSANCE
--------------------------------------------------------------------------------
AZL OCC VALUE]
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[GROUP B INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL AIM BASIC VALUE
--------------------------------------------------------------------------------
AZL AIM INTERNATIONAL EQUITY
--------------------------------------------------------------------------------
DAVIS VA FINANCIAL
--------------------------------------------------------------------------------
DREYFUS IP SMALL CAP STOCK INDEX
--------------------------------------------------------------------------------
AZL DREYFUS FOUNDERS EQUITY GROWTH
--------------------------------------------------------------------------------
AZL DREYFUS PREMIER SMALL CAP VALUE
--------------------------------------------------------------------------------
AZL FIRST TRUST TARGET DOUBLEPLAY
--------------------------------------------------------------------------------
FRANKLIN GROWTH AND INCOME SECURITIES
--------------------------------------------------------------------------------
TEMPLETON FOREIGN SECURITIES
--------------------------------------------------------------------------------
TEMPLETON GROWTH SECURITIES
--------------------------------------------------------------------------------
AZL JENNISON GROWTH
--------------------------------------------------------------------------------
AZL LEGG MASON GROWTH
--------------------------------------------------------------------------------
AZL LEGG MASON VALUE
--------------------------------------------------------------------------------
AZL NEUBERGER BERMAN REGENCY
--------------------------------------------------------------------------------
OPCAP MID CAP
--------------------------------------------------------------------------------
AZL OPPENHEIMER GLOBAL
--------------------------------------------------------------------------------
AZL OPPENHEIMER INTERNATIONAL GROWTH
--------------------------------------------------------------------------------
AZL PIMCO FUNDAMENTAL INDEXPLUS TOTAL RETURN
--------------------------------------------------------------------------------
AZL SALOMON BROTHERS SMALL CAP GROWTH
--------------------------------------------------------------------------------
AZL TARGETPLUS EQUITY
--------------------------------------------------------------------------------
AZL FUSION GROWTH
--------------------------------------------------------------------------------
AZL FUSION MODERATE
--------------------------------------------------------------------------------
AZL VAN KAMPEN AGGRESSIVE GROWTH
--------------------------------------------------------------------------------
AZL VAN KAMPEN COMSTOCK
--------------------------------------------------------------------------------
AZL VAN KAMPEN GLOBAL REAL ESTATE
--------------------------------------------------------------------------------
AZL VAN KAMPEN MID CAP GROWTH]
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[GROUP C INVESTMENT OPTIONS
--------------------------------------------------------------------------------
AZL DAVIS NY VENTURE
--------------------------------------------------------------------------------
DREYFUS STOCK INDEX FUND, INC.
--------------------------------------------------------------------------------
FRANKLIN HIGH INCOME
--------------------------------------------------------------------------------
FRANKLIN INCOME SECURITIES
--------------------------------------------------------------------------------
FRANKLIN LARGE CAP GROWTH SECURITIES
--------------------------------------------------------------------------------
FRANKLIN U.S.GOVERNMENT
--------------------------------------------------------------------------------
FRANKLIN ZERO COUPON - 2010
--------------------------------------------------------------------------------
MUTUAL DISCOVERY SECURITIES
--------------------------------------------------------------------------------
MUTUAL SHARES SECURITIES
--------------------------------------------------------------------------------
S40573-SWC

--------------------------------------------------------------------------------
AZL FRANKLIN SMALL CAP VALUE
--------------------------------------------------------------------------------
AZL JENNISON 20/20 FOCUS
--------------------------------------------------------------------------------
AZL OPPENHEIMER DEVELOPING MARKETS
--------------------------------------------------------------------------------
AZL OPPENHEIMER MAIN STREET
--------------------------------------------------------------------------------
PIMCO VIT ALL ASSET
--------------------------------------------------------------------------------
PIMCO VIT EMERGING MARKETS BOND
--------------------------------------------------------------------------------
PIMCO VIT GLOBAL BOND
--------------------------------------------------------------------------------
PIMCO VIT HIGH YIELD
--------------------------------------------------------------------------------
PIMCO VIT REAL RETURN
--------------------------------------------------------------------------------
PIMCO VIT TOTAL RETURN
--------------------------------------------------------------------------------
AZL SALOMON BROTHERS LARGE CAP GROWTH
--------------------------------------------------------------------------------
AZL FUSION BALANCED
--------------------------------------------------------------------------------
AZL MONEY MARKET
--------------------------------------------------------------------------------
AZL VAN KAMPEN EMERGING GROWTH
--------------------------------------------------------------------------------
AZL VAN KAMPEN EQUITY AND INCOME
--------------------------------------------------------------------------------
AZL VAN KAMPEN GLOBAL FRANCHISE
--------------------------------------------------------------------------------
AZL VAN KAMPEN GROWTH AND INCOME]
--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK (M&E) CHARGE:
[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.35]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.65]% for the annuity and an additional M&E Charge of [0.70]% for single Lifetime Plus Payments under the Lifetime Plus Benefit. The maximum additional M&E Charge that may apply if you reset the 5% Annual Increase under the Lifetime Plus Benefit is [1.50]%.]

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.65]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.65]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.70]% for single Lifetime Plus Payments under the Lifetime Plus Benefit.]

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.50]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.65]% for the annuity and an additional M&E Charge of [0.85]% for joint Lifetime Plus Payments under the Lifetime Plus Benefit. If you were to drop a Covered Person under the Lifetime Plus Benefit and change your Lifetime Plus Payments from joint to single, the maximum additional M&E Charge for single Lifetime Plus Payments that may apply is [1.50]%.]

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.80]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.65]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.85]% for joint Lifetime Plus Payments under the Lifetime Plus Benefit. If you were to drop a Covered Person under the Lifetime Plus Benefit and change your Lifetime Plus Payments from joint to single, the maximum additional M&E Charge for single Lifetime Plus Payments that may apply is [1.50]%.]

During the Annuity Phase, the Mortality and Expense Risk Charge is equal on an annual basis to [1.40]% of the average daily net assets of the subaccount.

LIFETIME PLUS BENEFIT:

COVERED PERSON(S):  [John and Jane Doe]  RIDER EFFECTIVE DATE:  [04/15/17]

MAXIMUM AGE FOR SELECTING THE LIFETIME PLUS BENEFIT: The older Covered Person must be age [80] or younger as of the Rider Effective Date.

EARLIEST BENEFIT DATE: [15] calendar days after we receive your Authorized Request for Lifetime Plus Payments at the Service Center. The Benefit Date must be the [1st or 15th] of a calendar month.

MINIMUM LIFETIME PLUS PAYMENT: [$100]

AGES AT WHICH YOU CAN EXERCISE THE LIFETIME PLUS BENEFIT: All Covered Persons must be at least age [50] and no Covered Person can be over age [90] on the Benefit Date.

S40573-SWC

                       ANNUAL LIFETIME PLUS PAYMENT TABLE:

                AGE BAND OF THE COVERED PERSON,
                 OR YOUNGER COVERED PERSON FOR      ANNUAL LIFETIME PLUS
                 JOINT LIFETIME PLUS PAYMENTS        PAYMENT PERCENTAGE
                   -----------------------             ----------
                         [50 to 59                          4%
                          60 to 69                          5%
                          70 to 79                          6%
                          80 or older                       7%]

         We calculate the initial Lifetime Plus Payment as a percentage of the benefit base. We calculate future years' Lifetime Plus Payments as a percentage of Contract Value. The percentage of the annual Lifetime Plus Payment will not change for an age band after the Rider Effective Date.

RIDERS:

[Lifetime Plus Benefit Rider]
[Asset Allocation Rider]

SERVICE CENTER:

         [ALLIANZ] SERVICE CENTER
         [PO Box 1122
          Southeastern, PA 19398-1122
          800-624-0197]
********************************************************************************